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                                                                   EXHIBIT 10.66

                                 CONSUMERS U.S.
                          GUARANTY AND PLEDGE AGREEMENT


         AGREEMENT dated as of October 16, 2000 among Consumers U.S., Inc., a Delaware corporation (with its successors, "Guarantor") and Bank of America, National Association, as agent ("Agent").


                              W I T N E S S E T H :

         WHEREAS, Guarantor owns shares of capital stock of Anchor Glass Container Corporation, a Delaware corporation (together with its successors, the "Company"); and

         WHEREAS, the Company, certain Lenders and Agent, as agent for such Lenders, are parties to a Loan and Security Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"); and

         WHEREAS, Bankers Trust Company and BT Commercial Corporation executed an Intercreditor Agreement dated as of February 5, 1997 (as such agreement has been and shall be amended, restated and otherwise modified from time to time, the "Intercreditor Agreement"); and

         WHEREAS, the Intercreditor Agreement was amended on April 17, 1999 pursuant to Amendment No. 1 ("Amendment No. 1") by and between BT Commercial Corporation and The Bank of New York, which became the Note Agent for the Noteholders on that; and

         WHEREAS, the Intercreditor Agreement was amended on October 16, 2000 pursuant to Amendment No. 2 ("Amendment No. 2") by and among the Note Agent and Agent; and

         WHEREAS, Consumers Packaging Inc. / Emballages Consumers Inc. ("Consumers"), certain financial institutions named therein and the Toronto-Dominion Bank ("T-D Bank") have entered into a Second Amended and Restated Credit Agreement, dated as of September 30, 1999 (as amended, restated or otherwise modified from time to time, the "Canadian Credit Agreement"); and

         WHEREAS, in order to induce the Lenders and Agent to enter into the Loan Agreement, Guarantor has agreed to guarantee the Obligations of the Company under the Loan Documents referred to in the Loan Agreement and to grant a continuing security interest in and to the Collateral (as hereafter defined) to secure the Guaranteed Obligations (as hereinafter defined);

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


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SECTION 1.  Definitions.

         Terms defined in the Loan Agreement and not otherwise defined herein have the respective meanings provided for in the Loan Agreement. The following additional terms, as used herein, have the following respective meanings:

         "Certificates" means, collectively, the stock certificates representing the Pledged Stock.

         "Collateral" has the meaning assigned to such term in Section 4(A).

         "Company Shares" means, collectively, 902,615 shares of common stock, par value $0.10 per share ("Common Stock") and 4,229,235 shares of Series B 8% Cumulative Convertible Preferred Stock, par value $0.01 per share ("Series B Preferred Stock") (convertible into 19,223,795 shares of Common Stock) of the Company. As of the date of this Agreement, the Guarantor is the holder of 902,615 shares of Common Stock and 3,360,000 shares of Series B Preferred Stock and is entitled to receive 869,235 shares of Series B Preferred Stock which represent in-kind dividends on the Series B Preferred Stock.

         "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived or otherwise remedied during such time), constitute an Event of Default.

         "Event of Default" has the meaning assigned to such term in Section 11(A).

         "Guaranteed Obligations" has the meaning assigned to such term in
Section 2(A).

         "Obligations" shall, with respect to the Company, have the meaning given such term in the Loan Agreement.

         "Permitted Liens" means, collectively, the Liens in connection with the Senior Note Obligations (as defined in the Intercreditor Agreement) and the Canadian Credit Facility.

         "Pledged Stock" means the Company Shares and any other capital stock required to be pledged to the Agent pursuant to Section 3(B).

         "Secured Obligations" means the Guaranteed Obligations.

         "Secured Parties" means the Lenders and the Agent.

         "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Obligations.


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         Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the Illinois Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

SECTION 2. Guaranty.

         (A) Guarantor hereby unconditionally and irrevocably guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the Obligations of the Company under the Loan Agreement and any other Loan Document including without limitation (i) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding) on any loan under, or any note issued pursuant to, the Loan Agreement, (ii) all reimbursement obligations of the Company with respect to any letter of credit issued pursuant to the Loan Agreement and any interest thereon (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such proceeding), (iii) all other amounts payable by the Company under any Loan Document and (iv) any amendments, restatements, renewals, extensions or modifications of any of the foregoing (collectively, the "Guaranteed Obligations"). Upon failure by the Company to pay punctually any Guaranteed Obligations, Guarantor shall forthwith on demand pay in United States currency the amount not so paid at the place and in the manner specified in the Loan Agreement.

         (B) Guarantor's obligations under this Section 2 shall remain in full force and effect so long as any Lender shall have any Commitment under the Loan Agreement or any principal of or interest on any Loan or any other amount payable under the Loan Agreement or any other Loan Document shall remain unpaid or any Letter of Credit shall remain outstanding. If at any time any payment of any amount payable by the Company under the Loan Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Company or otherwise, Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

SECTION 3. Representations and Warranties.

         Guarantor represents and warrants as follows:

         (A) Title to Pledged Stock. Guarantor is the record and beneficial owner of, and has legal title to, 902,615 shares of Common Stock and 3,360,000 shares of Series B Preferred Stock and is entitled to receive 869,235 shares of Series B Preferred Stock, free and clear of any Liens, security interests or other encumbrances other than the Permitted Liens and the Security Interests. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person,


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except that 809,235 shares of Series B Preferred Stock have not yet been issued.
Other than the existing agreements underlying the Permitted Liens and this Agreement, Guarantor is not and will not become a party to or otherwise bound by any agreement which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

         (B) Validity, Perfection and Priority of Security Interests. Upon the delivery of the Certificates by the Note Agent in accordance with Sections 4(A) and 5 hereof, the Agent will have valid perfected security interests in the Collateral. Guarantor covenants and agrees that it will defend Agent's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever. At the request of Agent, Guarantor shall: (i) obtain a written acknowledgement, signed by the Note Agent, that the Note Agent will deliver the Certificates to Agent in accordance with Sections 4(A) and 5 of this Agreement; and/or (ii) obtain written acknowledgement, signed by T-D Bank, that T-D Bank's security interest in the Collateral is junior to the Security Interests. No consent, approval, registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests or necessary for the exercise by Agent of the voting or other rights provided for in this Agreement. Neither Guarantor nor the Company has performed or will perform any acts which might prevent the Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Agent in any such enforcement.

         (C) Compliance with Laws. The execution, delivery and performance of this Agreement by Guarantor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the charter or by-laws of Guarantor or any Subsidiary or of any securities issued by any Subsidiary or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which Guarantor or any Subsidiary is a party or which purports to be binding upon Guarantor or any Subsidiary or upon any of their respective assets, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Guarantor or any Subsidiary except as contemplated by this Agreement, except for such violations, conflicts, breaches, liens and defaults which would not reasonably be expected to have, and such approvals the absence of which would not reasonably be expected to have, a Material Adverse Effect.

         (D) UCC Filing Locations. The chief executive office of Guarantor is located at its address set forth in Section 18 of this Agreement. Under the Uniform Commercial Code as in effect in the state in which such office is located, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

         (E) Corporate Authority. Guarantor has full power, authority and legal right to execute the guaranty and pledge provided for herein and to pledge the Pledged Stock and any additional Collateral to Agent, for the benefit of Agent and the Lenders.


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         (F)      Authorization. This Agreement has been duly authorized,
executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, reorganization and other similar laws affecting the enforcement of creditors' rights generally.

SECTION 4. The Security Interests.

         In order to secure the full and punctual payment of the Secured Obligations when due (whether at the stated maturity, by acceleration or otherwise) in accordance with the terms thereof, and to secure the performance of all the obligations of Guarantor hereunder:

         (A) Subject to the Permitted Liens, Guarantor hereby assigns and pledges to the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties a security interest in the Pledged Stock, and all of its rights and privileges with respect to the Pledged Stock, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "Collateral"). Upon the full satisfaction of the Senior Note Obligations, Guarantor shall promptly cause the Note Agent to deliver the Certificates to Agent.

         (B) In the event that the Company, with respect to the Pledged Stock, at any time issues any additional or substitute shares of capital stock of any class, Guarantor shall, upon full satisfaction of the Senior Note Obligations, immediately pledge and deposit with the Agent certificates representing all such shares. All such shares shall constitute Pledged Stock and are subject to all provisions of this Agreement.

         (C) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Guarantor or the Company with respect to any of the Collateral or any transaction in connection therewith.

SECTION 5. Delivery of Pledged Stock.

         All certificates representing Pledged Stock delivered to the Agent by Guarantor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately notarized, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.

SECTION 6. Filing; Further Assurances.

         (A) Guarantor agrees that it will, at its expense and in such manner and form as the Agent may require, execute, deliver, file and record any financing statement, specific assignment


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or other paper and take any other action that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, Guarantor hereby authorizes the Agent to execute and file, in the name of Guarantor or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

         (B) Guarantor agrees that it will not change (i) its name, identity or corporate structure in any manner or (ii) the location of its chief executive office unless it shall have given the Agent not less than 30 days' prior notice thereof.

SECTION 7. Record Ownership of Pledged Stock.

         After receipt of the Certificates pursuant to Section 4(A) hereof, the Agent may at any time or from time to time while an Event of Default has occurred and is continuing, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Agent or its nominee. Guarantor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of Guarantor and the Agent will promptly give to Guarantor copies of any notices and communications received by the Agent with respect to Pledged Stock registered in the name of the Agent or its nominee.

SECTION 8. Right to Receive Distributions on Collateral.

         Subject to the Permitted Liens, the Agent shall have the right to receive and, upon the occurrence and during the continuance of any Default, to retain as Collateral hereunder all dividends and other payments and distributions made upon or with respect to the Collateral and Guarantor shall take all such action as the Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by Guarantor shall be received in trust for the benefit of the Agent and the Secured Parties and, if the Agent so directs upon the occurrence and during the continuance of a Default, shall be segregated from other funds of Guarantor and shall, forthwith upon demand by the Agent during the continuance of a Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults that shall have occurred have been cured or waived, the Agent's right to retain dividends, other payments and distributions under this Section 8 shall cease and the Agent shall pay over to Guarantor any such Collateral retained by the Agent during the continuance of a Default.

SECTION 9. Right to Vote Pledged Stock.


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         Unless a Default shall have occurred and be continuing, Guarantor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock in any manner not inconsistent with this Agreement, the Loan Agreement and the other Loan Documents, and the Agent shall, upon receiving a written request from Guarantor accompanied by a certificate signed by its principal financial officer stating that no Default has occurred and is continuing, deliver to Guarantor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

         If a Default shall have occurred and be continuing after Agent has received the Certificates pursuant to Section 4(A) hereof, the Agent shall have the right to the extent permitted by law and Guarantor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Agent were the absolute and sole owner thereof. Prior to the Agent's exercising its right to vote and to give consents, ratifications and waivers or take any other actions permitted hereunder, Agent has the option, but not the obligation, to give prior notice to Guarantor, provided however, that promptly on or after the exercise of any such right Agent shall notify Guarantor thereof in accordance with the provisions of Section 18 of this Agreement.

SECTION 10. General Authority.

         (A) Guarantor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of Guarantor, the Secured Parties or otherwise, for the sole use and benefit of the Agent and Secured Parties, but at the expense of Guarantor, to the extent permitted by law to exercise, subject to the Permitted Liens, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;


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provided that the Agent shall give Guarantor not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and Guarantor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

SECTION 11. Event of Default; Remedies upon Event of Default.

         (A) The occurrence of any one of the following events shall be deemed a default (an "Event of Default") under this Guaranty:

                  (i) if Guarantor fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement, which is required to be performed, kept or observed by Guarantor including, without limitation, the failure of Guarantor to pay any of Guaranteed Obligations when the same is due and payable by Guarantor;

                  (ii) the occurrence of any default or event of default under any other agreement, instrument or document heretofore, now or at any time hereafter delivered by, on behalf or for the benefit of Guarantor to Agent or the Lenders;

                  (iii) Guarantor becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due;

                  (iv) Guarantor applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Guarantor or any of its property, or makes a general assignment for the benefit of creditors or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Guarantor or for a substantial part of the property of Guarantor and is not discharged within 90 days;

                  (v) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of Guarantor, and if such case or proceeding is not commenced by Guarantor, it is consented to or acquiesced in by Guarantor or remains for 30 days undismissed; or

                  (vi) if Guarantor is in default in the payment of any material obligations or liabilities owed by Guarantor to any Person (other than the Guaranteed Obligations) and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same.


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         (B)      All of Agent and the Lenders' rights and remedies under this
Agreement, the Loan Agreement and the Related Documents are cumulative and non-exclusive.

         (C) Upon an Event of Default, the Guaranteed Obligations shall be immediately due and payable and enforceable against Guarantor, forthwith, upon demand by Agent, whether or not the Company's Obligations are then due and payable.

         (D) If any Event of Default shall have occurred and be continuing, the Agent may, subject to the Permitted Liens, exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law,
(i) apply the cash, if any, then held by it as Collateral as specified in
Section 14 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Pledged Stock to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Stock, (ii) to cause to be placed on certificates for any or all of the Pledged Stock or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and
(iii) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. Guarantor covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law; provided that nothing in this Section shall be construed to require Guarantor to register the Pledged Securities under the Securities Act of 1933. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of Guarantor which may be waived, and Guarantor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 10 shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in


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separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (E) Guarantor agrees to indemnify and hold harmless Agent and the Lenders, each of their respective successors and assigns, officers, directors, employees, agents and attorneys, and any Person in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, reasonable counsel fees (collectively called the "Indemnified Liabilities"), under federal and state securities laws or otherwise insofar as such loss, liability, claim, damage or expense:

                  (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any of the foregoing or in any other writing prepared in connection with the offer, sale or resale of all or any portion of the Collateral unless such untrue statement of material fact was provided by Agent specifically for inclusion therein or was prepared by or on behalf of Agent; or

                  (ii) arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading unless such omission or alleged omission was made in reliance upon and in conformity with written information provided by Agent specifically for inclusion therein or prepared by or on behalf of Agent;

such indemnification to remain operative regardless of any investigation made by or on behalf of Agent or any successor thereof, or any Person in control of any thereof. In connection with a public sale or other distribution, Agent will provide customary indemnification to any underwriters, their respective successors and assigns, their respective officers and directors and each Person who controls any such underwriter (within the meaning of the Act). If and to the extent that the foregoing undertakings in this Section 11 may be unenforceable for any reason, Guarantor agrees to make maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of Guarantor under this Section 11 shall survive any termination of this Agreement.


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SECTION 12. Expenses.

         (A)      Guarantor agrees that it will forthwith upon demand pay to the
Agent:

                  (i) the amount of any taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon;

                  (ii) the amount of any and all reasonable out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Agent may incur in connection with (v) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (w) the collection, sale or other disposition of any of the Collateral, (x) the exercise by the Agent of any of the rights conferred upon it hereunder (y) the failure of Guarantor to perform or observe any of the provisions hereof or (z) any Default or Event of Default.

Any such amount not paid on demand shall bear interest at the Default Rate.

SECTION 13. Limitation on Duty of Agent in Respect of Collateral.

         Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

SECTION 14. Application of Proceeds.

         Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be, subject to the Permitted Liens, applied by the Agent in the following order of priorities:

                  first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any Secured Party is to be reimbursed pursuant to Section 14.19 of the Loan Agreement or Section 12 hereof and unpaid fees owing to the Agent under the Loan Agreement;


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                  second, to the ratable payment of unpaid principal of the
         Secured Obligations;

                  third, to the ratable payment of accrued but unpaid interest on the Secured Obligations in accordance with the provisions of the Loan Agreement;

                  fourth, to the ratable payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  finally, to payment to Guarantor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 15. Concerning the Agent.

         The provisions of Article XIV of the Loan Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the parties to the Loan Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

         (A) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions, in accordance with its discretion.

         (B) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by Guarantor.

SECTION 16. Appointment of Co-Agents.

         At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agents may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agents, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agents, include provisions for the protection of such co-agent or separate agent similar to the provisions of
Section 15 of this Agreement).

SECTION 17. Termination of Security Interests; Release of Collateral.

         Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Loan Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to Guarantor. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral with the prior written consent of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of Guarantor, execute and deliver to Guarantor such documents as Guarantor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 18. Notices.

         Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service,
(b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

                  If to the Agent:
                  Bank of America, National Association
                  231 South LaSalle Street
                  Chicago, Illinois 60697
                  Attention:  Portfolio Manager
                  Telecopy No. (312) 384-4847

                  with copies (other than routine correspondence) to:

                  Arthur B. Muir
                  Jenkens & Gilchrist
                  225 West Washington, Suite 2600
                  Chicago, Illinois 60606
                  Telecopy No. (312) 425-3909

                  If to Guarantor:
                  Consumers U.S., Inc.
                  One Anchor Plaza
                  4343 Anchor Plaza Parkway
                  Tampa, Florida  33634
                  Telecopy No. (813) 882-7859
                  with copies (other than routine correspondence) to:

                  G & G Investments, Inc.
                  3140 William Flinn Parkway
                  Allison Park, Pennsylvania 15101
                  Attention:  John J. Ghaznavi
                  Telecopy No. (412) 487-0390

                  C. Kent May
                  Anchor Glass Container Corporation
                  600 Grant Street, 44th Floor
                  Pittsburgh, Pennsylvania 15219
                  Telecopy No. (412) 566-6099

                  or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

SECTION 19. Waivers, Non-Exclusive Remedies.

         No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right under the Loan Agreement, any other Loan Document or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement, the other Security Documents and the Loan Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 20. Successors and Assigns.

         This Agreement is for the benefit of the Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on Guarantor and its successors and assigns.

SECTION 21. Obligations Unconditional; Discharge of Obligations, etc.

         (A) The obligations of Guarantor hereunder shall be unconditional and absolute. Without limiting the generality of the foregoing, the Security Interests and the obligations of Guarantor hereunder shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company under any Loan Document, by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to any Loan Document;

                  (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Company under any Loan Document;

                  (iv) any change in the corporate existence, structure or ownership of the Company or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or any of its assets or any resulting release or discharge of any obligation of the Company contained in any Loan Document;

                  (v) the existence of any claim, set-off or other rights which Guarantor may have at any time against the Company, the Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against the Company for any reason of any Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of the principal of or interest on any Loan or any other amount payable by the Company under any Loan Document; or

                  (vii) any other act or omission to act or delay of any kind by the Company, the Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of a surety.

         (B) Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against the Company or any other Person.

         (C) Guarantor hereby waives any right or claim of exoneration, reimbursement, subrogation, contribution or indemnity and any other similar right or claim arising out of this Agreement.

         (D) If acceleration of the time for payment of any amount payable by the Company under the Loan Agreement is stayed upon the insolvency, bankruptcy or reorganization of the

Company or otherwise, the Security Interests and the obligations of Guarantor hereunder may nonetheless be enforced as fully as if such acceleration were effective all such amounts otherwise subject to acceleration under the terms of the Loan Agreement or any other Loan Document shall nonetheless be payable by Guarantor hereunder forthwith on demand by the Agent made at the request of the Required Lenders.

         This Agreement is and is intended to be a continuing guaranty of payment of the Secured Obligations, and not of collectibility, independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by the Agent or the Lenders therefor or with respect thereto, whether or not furnished by Guarantor. Neither Agent nor Lenders shall be required to prosecute collection, enforcement or other remedies against Company, Guarantor or any other guarantor of any of the Guaranteed Obligations or any other Person, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on Guarantor for payment.

SECTION 22. Changes in Writing.

         Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by Guarantor and the Agent with the consent of the Required Lenders (or in the case of Section 16, all of the Lenders).

SECTION 23. ILLINOIS LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAW), EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN ILLINOIS ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 24. Headings.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 25. Severability.

         If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 26. Counterparts.

         This Agreement may be signed in any number of counterparts, all of which when taken together shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 27. Entire Agreement.

         This Agreement embodies the entire agreement and understanding between Guarantor, Agent and Lenders with respect to the subject matter hereof and supersedes all prior oral and written agreements and understandings between Guarantor, Agent and Lenders relating to the subject matter hereof.



                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       CONSUMERS U.S., INC.


                                       By:  /s/ John J. Ghaznavi
                                           -----------------------------------
                                       Name: John J. Ghaznavi
                                            ----------------------------------
                                       Title: Chairman and CEO
                                             ---------------------------------



                                       BANK OF AMERICA, NATIONAL ASSOCIATION


                                       By:  /s/ Stephen G. Bernardo
                                          ------------------------------------
                                       Name: Stephen G. Bernardo
                                            ----------------------------------
                                       Title:  Vice President
                                             ---------------------------------